TRANSAMERICA ETF TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectuses

DeltaShares® S&P 400 Managed Risk ETF

DeltaShares® S&P 500 Managed Risk ETF

DeltaShares® S&P 600 Managed Risk ETF

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Effective September 1, 2020, the first paragraph of the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus for DeltaShares S&P 400 Managed Risk ETF, DeltaShares S&P 500 Managed Risk ETF and DeltaShares S&P 600 Managed Risk ETF is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: The fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 10,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

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Investors Should Retain this Supplement for Future Reference

August 31, 2020